Exhibit 10.3

                          FIFTH MODIFICATION AGREEMENT

         THIS MODIFICATION AGREEMENT (the "Agreement") is made as of the 26th day of April, 2000, by and among E-LOAN, INC. (the "Borrower"), COOPER RIVER FUNDING INC. (the "Lender") and GE CAPITAL MORTGAGE SERVICES, INC. (the "Agent").

                                   BACKGROUND

         The Borrower, the Lender and the Agent entered into a Warehouse Credit Agreement dated as of June 24, 1998, as amended (as so amended, the "Warehouse Credit Agreement") pursuant to which the Lender agreed to make advances (the "Advances") to the Borrower in accordance with the provisions of the Warehouse Credit Agreement. All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Warehouse Credit Agreement.

         The Advances are evidenced by the Borrower's Second Amended and Restated Note dated as of July 28, 1999 (the "Note") in the stated principal amount of $50,000,000 and secured by, among other things, a Warehouse Security Agreement dated as of June 24, 1998, as amended (as so amended, the "Warehouse Security Agreement") between the Borrower and the Agent granting the Agent a security interest in certain of the Borrower's assets.

         The Borrower has requested that the Lender make certain modifications to the terms of the Warehouse Credit Agreement, and the Lender and the Agent have agreed to such modifications subject to the terms and conditions of this Agreement.

         NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

         1. WAREHOUSE CREDIT AGREEMENT. The Warehouse Credit Agreement is hereby amended as follows:

               (a) The definition of "Borrowing Base" contained in Section 1.01 of the Warehouse Credit Agreement is amended to read in full as follows:

                    ""BORROWING BASE" shall mean, as of any date, an
               amount that is the sum of the following, with respect to all Eligible Mortgage Loans, Eligible Nonconforming Mortgage Loans, Eligible HELOCs and Liquid Assets pledged to the Security Agent as of such date: (1) the sum for all Conforming Loans that are Committed Mortgage Loans and are the subject of an Interest Rate Commitment of the product of (x) the Mortgage Loan Aging Percentage with respect to such Mortgage Loan and
               (y) 100% of the Market Value of such Mortgage Loan, (2) the sum for all other Conforming Loans that are Committed Mortgage Loans of the product of (x) the Mortgage Loan Aging Percentage with respect to such Mortgage Loan and (y) 99% of the Market Value of such Mortgage Loan, (3) the sum for all Jumbo Loans (each of which


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                                                                    Exhibit 10.3

               shall be a Committed Mortgage Loan) which are the subject of an Interest Rate Commitment of the product of (x) the Mortgage Loan Aging Percentage with respect to such Mortgage Loan and (y) 100% of the Market Value of such Mortgage Loan, (4) the sum for all other Jumbo Loans (each of which shall be a Committed Mortgage
               Loan) of the product of (x) the Mortgage Loan Aging Percentage with respect to such Mortgage Loan and (y) 99% of the Market Value of such Mortgage Loan, (5) the sum for all Mortgage Loans that are FHA Loans, VA Loans or State Loans which are the subject of an Interest Rate Commitment of the product of (x) the Mortgage Loan Aging Percentage with respect to such Mortgage Loan and
               (y) 100% of the Market Value of such Mortgage Loan, (6) the sum for all other Mortgage Loans that are FHA Loans, VA Loans or State Loans of the product of (x) the Mortgage Loan Aging Percentage with respect to such Mortgage Loan and (y) 99% of the Market Value of such Mortgage Loan, (7) 0% of the Market Value of each Mortgage-backed Security, (8) an amount equal to the aggregate principal amount of the Liquid Assets, (9) the sum for all Credit A-Loans of the product of (x) the Nonconforming Mortgage Loan Aging Percentage with respect to such Mortgage Loan and (y) 97% of the Market Value of such Mortgage Loan, (10) the sum for all Credit B Loans of the product of (x) the Nonconforming Mortgage Loan Aging Percentage with respect to such Mortgage Loan and (y) 97% of the Market Value of such Mortgage Loan, (11) the sum for all Credit C Loans of the product of (x) the Nonconforming Mortgage Loan Aging Percentage with respect to such Mortgage Loan and
               (y) 96% of the Market Value of such Mortgage Loan, (12) the sum for all Credit D Loans of the product of (x) the Nonconforming Mortgage Loan Aging Percentage with respect to such Mortgage Loan and (y) 0% of the Market Value of such Mortgage Loan and (13) the sum for all Eligible HELOCs of the product of (x) the HELOC Aging Percentage with respect to such Eligible HELOC and (y) 97% of the Market Value of such Eligible HELOC."

               (b) Section 2.07(a) of the Warehouse Credit Agreement is amended to read in full as follows:

                    "2.07 INTEREST. The Borrower agrees to pay
               interest in respect of the outstanding principal amount of the Advances from the date the proceeds thereof are made available to the Borrower until the maturity thereof (whether by acceleration or otherwise) (i) with respect to Advances secured by Eligible Mortgage Loans, at a rate per annum equal to 1.50% in excess of the Commercial Paper Rate in effect from time to time and
               (ii) with respect to Advances secured by Eligible Nonconforming Mortgage Loans or Eligible HELOCs, at a rate per annum equal to 2.00% in excess of the Commercial Paper Rate in effect from time to time; provided,

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                                                                    Exhibit 10.3


               however, that with respect to any Advance which is disbursed by cashier's check, the applicable rate of interest, calculated in accordance with the provisions of this Section 2.07(a), shall be reduced by 0.25% during the first fifteen (15) days that such Advance is outstanding; and provided, further, that, with respect to any Advance secured by a Mortgage Loan which is the subject of an Interest Rate Commitment, the applicable rate of interest, calculated in accordance with the provisions of this Section 2.07(a), shall be reduced by 0.25%."

         2. REFERENCES TO WAREHOUSE CREDIT AGREEMENT. Upon the effectiveness of this Agreement, each reference in the Warehouse Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference in the Note gild the Warehouse Security Agreement to the Warehouse Credit Agreement shall mean and be a reference to the Warehouse Credit Agreement as amended hereby.

         3.    RATIFICATION OF DOCUMENTS.

               (a) Except as specifically amended herein, the Warehouse Credit Agreement, the Note and the Warehouse Security Agreement shall remain unaltered and in full force and effect and are hereby ratified and confirmed.

               (b) The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender or the Agent under the Warehouse Credit Agreement, the Note or the Warehouse Security Agreement nor constitute a waiver of any default or Event of Default under the Warehouse Credit Agreement, the Note or the Warehouse Security Agreement.

         4. REPRESENTATIONS AND WARRANTIES. The Borrower hereby certifies that (i) the representations and warranties which it made in the Warehouse Credit Agreement and the Warehouse Security Agreement are true and correct as of the date hereof and (ii) no Event of Default and no event which could become an Event of Default with the passage of time or the giving of notice, or both, under the Note, the Warehouse Credit Agreement or the Warehouse Security Agreement exists on the date hereof.

         5.    MISCELLANEOUS.

               (a) This Agreement shall be governed by and construed according to the laws of the State of New York without regard to principles of conflicts of laws and shall be binding upon and shall inure to the benefit of the parties hereto, their successors and assigns.

               (b) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               (c) This Agreement is intended to take effect as a document under seal.

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                                                                    Exhibit 10.3


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                         E-LOAN, INC,

                                         By:  /s/ JOSEPH J. KENNEDY
                                              ----------------------------------
                                              President

                                         COOPER RIVER FUNDING INC.

                                         By:  /s/ ILLEGIBLE
                                              ----------------------------------
                                              Assistant Treasurer

                                         GE CAPITAL MORTGAGE SERVICES, INC.

                                         By:  /s/ ILLEGIBLE
                                              ----------------------------------
                                              Vice President








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